Dreyfus
Institutional Preferred Money Market Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter to Shareholders

                             5   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                    Preferred Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Preferred Money Market Fund for the 12-month reporting period ended March 31, 2001. During the period, the fund produced a yield of 6.33% which, taking into account the effects of compounding, created an effective yield of 6.51%.(1)

The Economy

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. Prior to the beginning of the reporting period, the Federal Reserve Board (the "Fed" ) had already taken steps to relieve inflationary pressures by increasing short-term interest rates several times. The Fed again raised interest rates in May by 50 basis points in the wake of torrid 5.6% Gross Domestic Product (" GDP" ) growth in the second quarter of 2000. Money market instruments reacted to these interest-rate hikes in the form of higher yields.

In July, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Third-quarter 2000 GDP slowed to a growth rate of approximately 2.2%, and fourth-quarter GDP declined to an anemic 1.0%. The money markets responded to these developments with lower yields and the Fed held monetary policy steady, choosing not to raise rates further during 2000. However, at its December 2000 meeting, the Fed began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed's next move would be an interest-rate cut.

Those expectations were realized when the Fed reduced interest rates by 50 basis points on January 3, 2001, between meetings of the Federal Open Market Committee. The Fed was apparently reacting to weak retail sales during the 2000 holiday season, diminishing consumer con fidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 50 basis points. However, the market did not respond favorably to this news because money market yields had already reflected a significant rate reduction. In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at its meeting in March. Indeed, the Fed cut rates by another 50 basis points at its March meeting for a total decrease in the Federal Funds rate of 150 basis points during the first quarter of 2001.

Market Environment/Portfolio Focus

Throughout the reporting period, we consistently maintained a long weighted average maturity. This position was designed to maintain then current yields for a longer period of time as interest rates declined. Although we reduced the fund's weighted average maturity just prior to year-end 2000 to raise cash in anticipation of pressures that typically affect the money markets at the end of the year, we quickly re-extended the fund's weighted average maturity to a point that was modestly longer than that of its competitors.

We believe that the Fed is likely to continue to cut interest rates in an attempt to keep the economy out of recession. With concerns about inflation on the back burner, Fed Chairman Alan Greenspan has shown that he continues to be diligent about putting the growth rate back on track.

In addition, statistical evidence released toward the end of the reporting period was mixed, with modestly higher unemployment data confirming recession-like conditions in the manufacturing sector and weakness in the service sector. On the other hand, housing and auto sales have been stronger than many analysts expected and some surveys of consumer confidence have shown signs of renewed strength.

                                                                       The Fund

LETTER TO SHAREHOLDERS (CONTINUED)

In our view, the evidence to date suggests that the Fed will likely continue to be aggressive in its efforts to return the economy to more solid footing. By maintaining a long weighted average maturity, we believe the fund is well positioned for such a scenario. Of course, we are prepared to respond to any events that may affect the short-term markets.



Patricia A. Larkin
Senior Portfolio Manager
April 16, 2001
New York, N.Y.

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

March 31, 2001

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--49.8%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Alliance & Leicester PLC (London)

   5.01%-5.02%, 6/5/2001-6/7/2001                                                            75,000,000               75,001,350

Banca Commerciale Italiana (London)

   4.65%-6.66%, 4/6/2001-9/28/2001                                                          150,000,000              150,002,577

Banca Commerciale Italiana (Yankee)

   4.83%, 6/29/2001                                                                         100,000,000              100,002,442

Banca Intesa SPA (London)

   5.34%, 7/11/2001                                                                         100,000,000              100,002,732

Bank of Nova Scotia (Yankee)

   5.00%, 5/29/2001                                                                          50,000,000               50,000,000

Bank of Scotland (London)

   5.49%, 4/24/2001                                                                         100,000,000              100,000,630

Bayerische Hypo-und Vereinsbank AG (Yankee)

   5.04%, 1/24/2002                                                                         100,000,000  (a)          99,983,671

Bayerische Landesbank Girozentrale (Yankee)

   4.78%, 3/15/2002                                                                         200,000,000              200,000,000

Comerica Bank

   5.02%-5.16%, 8/14/2001-2/12/2002                                                         380,000,000  (a)         380,001,108

Commerzbank AG (London)

   5.60%-5.72%, 4/9/2001                                                                    200,000,000              200,003,134

Commerzbank AG (Yankee)

   4.94%-5.28%, 6/7/2001-7/5/2001                                                           230,000,000  (a)         229,997,364

Credit Agricole Indosuez S.A. (Yankee)

   4.89%, 5/25/2001                                                                         100,000,000              100,000,000

Deutsche Bank AG (London)

   5.62%-5.63%, 4/9/2001                                                                    230,000,000              230,006,301

Deutsche Bank AG (Yankee)

   4.74%, 6/15/2001                                                                          40,000,000               40,000,824

Dexia Credit Locale de France (Yankee)

   4.81%, 6/29/2001                                                                         135,000,000              135,003,297

Dresdner Bank AG (Yankee)

   4.75%, 6/22/2001                                                                         110,000,000              110,000,000

First Tennessee Bank

   5.10%, 4/18/2001                                                                         100,000,000  (a)         100,000,000

First Union National Bank

   5.16%-6.65%, 5/15/2001-10/11/2001                                                         87,000,000  (a)          87,021,201

Halifax PLC (London)

   5.63%-6.65%, 4/6/2000-4/9/2001                                                           150,000,000              149,999,646

Kredietbank N.A. Finance Corp. (Yankee)

   5.67%, 4/9/2001                                                                           50,000,000               49,999,155

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                          Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Landesbank Baden-Wuerttemberg (London)

   4.75%-5.72%, 4/3/2001-6/25/2001                                                          440,000,000              440,021,347

Lloyds Bank PLC (Yankee)

   5.00%, 6/1/2001                                                                           75,000,000               74,997,054

Merita Bank PLC (London)

   5.62%, 4/3/2001                                                                           50,000,000               50,001,859

Merita Bank PLC (Yankee)

   4.80%-5.01%, 6/27/2001-3/15/2002                                                         150,000,000              149,981,563

Morgan Guaranty Trust Co.

   6.41%, 4/12/2001                                                                          50,000,000               50,000,000

National Westminster Bank PLC (Yankee)

   4.91%, 5/29/2001                                                                         200,000,000              200,004,793

Norddeutsche Landesbank Girozentrale (Yankee)

   5.60%, 4/9/2001                                                                          205,000,000              204,997,030

Royal Bank of Canada (Yankee)

   5.17%-6.00%, 6/7/2001-9/11/2001                                                          100,000,000  (a)          99,997,581

Sanpaolo IMI U.S. Financial Co. (Yankee)

   4.81%-6.60%, 8/20/2001-3/15/2002                                                          55,000,000               55,001,119

Skandinaviska Enskilda Banken AB (Yankee)

   7.11%, 7/24/2001                                                                          50,000,000               49,997,785

Societe Generale (London)

   5.53%, 7/9/2001                                                                          100,000,000              100,000,000

Westdeutsche Landesbank Girozentrale (London)

   5.54%-6.64%, 4/11/2001-11/19/2001                                                        250,000,000              250,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $4,412,025,563)                                                                                           4,412,025,563
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--21.9%
------------------------------------------------------------------------------------------------------------------------------------

Danske Corp. Inc.

   4.78%, 9/6/2001                                                                           50,000,000               48,975,194

General Electric Capital Corp.

   4.77%-5.30%, 5/8/2001-6/13/2001                                                          300,000,000              297,865,472

General Electric Capital Services Inc.

   4.77%, 6/13/2001                                                                          50,000,000               49,522,458

Greyhawk Funding

   5.43%-5.51%, 4/24/2001-5/25/2001                                                         137,000,000              136,071,391

Lexington Parker Capital Co. LLC

   6.32%, 4/18/2001                                                                         178,643,000              178,120,817

Morgan Stanley Dean Witter & Co.

   5.00%, 6/11/2001                                                                         200,000,000              198,053,418


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Moriarty LTD

   5.50%-6.62%, 4/17/2001-7/16/2001                                                         346,050,000              343,294,749

Sigma Finance Inc.

   5.00%-6.63%, 5/16/2001-8/17/2001                                                         205,785,000  (b)         203,234,826

Spintab AB

   5.01%-6.40%, 4/10/2001-6/26/2001                                                         405,000,000              401,371,698

Variable Funding Capital Corp.

   5.20%, 5/11/2001                                                                          80,000,000               79,543,112

TOTAL COMMERCIAL PAPER

   (cost $1,936,053,135)                                                                                           1,936,053,135
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--5.7%
------------------------------------------------------------------------------------------------------------------------------------

Credit Agricole Indosuez S.A.

   5.04%, 1/29/2002                                                                         100,000,000  (a)          99,983,397

Merrill Lynch & Co. Inc.

   5.15%-5.20%, 4/11/2001-3/5/2002                                                          180,000,000  (a)         180,000,000

Sigma Finance Inc.

   5.05%-5.08%, 1/25/2002-2/5/2002                                                          225,000,000  (a)         225,000,000

TOTAL CORPORATE NOTES

   (cost $504,983,397)                                                                                               504,983,397
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.6%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group LP

  5.04%-6.59%, 4/3/2001-7/17/2001

   (cost $405,000,000)                                                                      405,000,000  (c)         405,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--6.2%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   5.17%, 7/5/2001                                                                           50,000,000  (a)          50,000,000

Bank of America NA

   5.22%, 6/4/2001                                                                          100,000,000              100,000,000

First Union National Bank

   5.14%, 9/12/2001                                                                         100,000,000  (a)         100,000,000

Key Bank NA

   5.04%-5.12%, 11/1/2001-3/27/2002                                                         300,000,000  (a)         300,004,204

TOTAL SHORT-TERM BANK NOTES

   (cost $550,004,204)                                                                                               550,004,204

                                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TIME DEPOSITS--11.3%                                                                        Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Dresdner Bank AG (Grand Cayman)

   5.56%, 4/2/2001                                                                          100,000,000              100,000,000

HSBC Bank USA (Nassau)

   5.00%, 4/2/2001                                                                          148,880,000              148,880,000

National Australia Bank Ltd. (Grand Cayman)

   5.56%, 4/2/2001                                                                          250,000,000              250,000,000

Norddeutsche Landesbank Girozentrale (Grand Cayman)

   5.50%, 4/2/2001                                                                          177,500,000              177,500,000

Societe Generale (Grand Cayman)

   5.38%, 4/2/2001                                                                          150,000,000              150,000,000

State Street Bank & Trust Co. (Grand Cayman)

   5.13%, 4/2/2001                                                                          100,000,000              100,000,000

Westdeutsche Landesbank Girozentrale (Grand Cayman)

   5.44%, 4/2/2001                                                                           75,000,000               75,000,000

TOTAL TIME DEPOSITS

   (cost $1,001,380,000)                                                                                           1,001,380,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,809,446,299)                                                           99.5%            8,809,446,299

CASH AND RECEIVABLES (NET)                                                                          .5%               45,506,979

NET ASSETS                                                                                       100.0%            8,854,953,278

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
     2001, THESE SECURITIES AMOUNTED TO $203,234,825 REPRESENTING APPROXIMATELY
     2.3% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED BETWEEN 12/5/2000 AND 3/8/2001 AT A COST OF $405,000,000. AT MARCH
     31, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WAS $405,000,000
     REPRESENTING APPROXIMATELY 4.6% OF NET ASSETS AND ARE VALUED AT AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        8,809,446,299  8,809,446,299

Interest receivable                                                  55,833,699

                                                                  8,865,279,998
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           805,896

Cash overdraft due to Custodian                                       9,520,824

                                                                     10,326,720
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    8,854,953,278
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   8,854,953,844

Accumulated net realized gain (loss) on investments                       (566)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    8,854,953,278
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                             8,854,953,844


NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    383,465,137

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                            6,009,174

INVESTMENT INCOME--NET                                             377,455,963
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                 16,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               377,472,618

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                          --------------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        377,455,963         139,911,913

Net realized gain (loss) from investments          16,655             (15,131)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  377,472,618        139,896,782
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                      (377,455,963)       (139,911,913)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold              32,831,304,597     17,670,130,251

Dividends reinvested                          317,579,147        125,046,172

Cost of shares redeemed                  (28,724,786,205)    (15,363,727,732)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS   4,424,097,539       2,431,448,691

TOTAL INCREASE (DECREASE) IN NET ASSETS    4,424,114,194       2,431,433,560
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         4,430,839,084      1,999,405,524

END OF PERIOD                               8,854,953,278      4,430,839,084

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended March 31,
                                                                     ---------------------------------------------------------------
                                                                     2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                               .063             .054             .053              .046

Distributions:

Dividends from investment income--net                              (.063)           (.054)           (.053)             (.046)

Net asset value, end of period                                      1.00             1.00             1.00              1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    6.51             5.48             5.48              5.76(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .10              .10              .10               .10(b)
Ratio of net investment income

   to average net assets                                            6.28             5.43             5.31              5.64(b)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           8,854,953       4,430,839         1,999,406         1,496,626

(A) FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Money Market Fund (the "fund") is a separate diversified series of Dreyfus Institutional Preferred Money Market Funds (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, the carryover expires in fiscal 2008.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received and additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company' s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Institutional Preferred Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Preferred Money Market Fund (one of the series comprising Dreyfus Institutional Preferred Money Market Funds), as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Preferred Money Market Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
May 3, 2001



For More Information

  Dreyfus Institutional Preferred Money Market Fund
  200 Park Avenue
  New York, NY 10166

Manager

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  The Bank of New York
  100 Church Street
  New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  194AR0301



================================================================================

Dreyfus
Institutional Preferred Plus Money Market Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter to Shareholders

                             4   Statement of Investments

                             5   Statement of Assets and Liabilities

                             6   Statement of Operations

                             7   Statement of Changes in Net Assets

                             8   Financial Highlights

                             9   Notes to Financial Statements

                            12   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                               Preferred Plus Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Preferred Plus Money Market Fund. For the period from the fund's inception on October 17, 2000 through March 31, 2001, the fund's fiscal year end, the fund produced an
annualized   yield   of  5.97%, which,  taking  into  account  the  effects  of compounding, created an annualized effective yield of 6.13%.(1)

We attribute the fund's performance to declining interest rates during the period, which were primarily the result of stimulative monetary policy by the Federal Reserve Board (the "Fed"). Because other asset classes provided higher returns in this environment, the fund did not attract new assets beyond the seed money initially invested at its inception.

The Economy

When the fund began operations in mid-October, signs had already emerged that the economy was slowing from the torrid 5.6% growth rate it had achieved during the second quarter of 2000. The economic slowdown was primarily the result of steps taken well before the beginning of the reporting period, when the Fed attempted to relieve inflationary pressures by increasing short-term interest rates. In the wake of those rate hikes, third-quarter 2000 Gross Domestic
Product   ("GDP") growth  slowed  to  a  rate  of  approximately  2.2%, and fourth-quarter GDP declined further to an anemic 1.0%. The money markets responded to these developments with lower yields.

While the Fed held monetary policy steady for the remainder of 2000, its policy-making arm, the Federal Open Market Committee ("FOMC"), suggested at its December 2000 meeting that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed's next move would be an interest-rate cut.



Those expectations were realized when the Fed reduced interest rates by 50 basis points on January 3, 2001, between meetings of the FOMC. The Fed was apparently reacting to weak retail sales during the 2000 holiday season, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 50 basis points. However, the market did not respond favorably to this news because money market yields had already reflected a significant rate reduction. In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at their meeting in March. Indeed, the Fed cut rates by another 50 basis points at their March meeting for a total decrease of 150 basis points during the first quarter of 2001.

Current Market Environment/Portfolio Focus

During the reporting period, the fund's assets consisted entirely of seed money provided by Mellon Bank, N.A.

Sincerely,



Patricia A. Larkin
Senior Portfolio Manager
April 16, 2000
New York, N.Y.

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                        The Fund


STATEMENT OF INVESTMENTS


March 31, 2001

                                                                        Annualized
                                                                          Yield on
                                                                           Date of                 Principal
U.S. GOVERNMENT AGENCIES--97.3%                                        Purchase (%)               Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Discount Notes
     4/3/2001                                                                 5.47                  100,000                99,970
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $99,970)                                                                       97.3%               99,970

CASH AND RECEIVABLES (NET)                                                                              2.7%                2,789

NET ASSETS                                                                                            100.0%              102,759

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments    99,970        99,970

Cash                                                                      2,791

                                                                        102,761
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                 2
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          102,759
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                         102,759
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          102,759
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                                  102,759

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

from October 16, 2000 (commencement of operations) to March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                           2,824

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                                    47

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                                 2,777

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from October 16, 2000 (commencement of operations)

to March 31, 2001

--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN NET
  ASSETS RESULTING FROM OPERATIONS                                       2,777
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                 (2,777)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                           100,000

Dividends reinvested                                                      2,759

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS 102,759

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 102,759
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                          102,759

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describe the performance for the period from October 16, 2000 (commencement of operations) to March 31, 2001. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   1.00

Investment Operations:

Investment income--net                                                  .027

Distributions:

Dividends from investment income--net                                  (.027)

Net asset value, end of period                                         1.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       6.11(a)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .10(a)

Ratio of net investment income
  to average net assets                                                6.04(a)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   103

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Plus Money Market Fund (the "fund") is a separate diversified series of Dreyfus Institutional Preferred Money Market Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund, which commenced operations on October 16, 2000. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

As of March 31, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Institutional Preferred Plus Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Preferred Plus Money Market Fund (one of the series comprising Dreyfus Institutional Preferred Money Market Funds) as of March 31, 2001, and the related statements of operations and changes in net assets and financial highlights for the period from October 16, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Preferred Plus Money Market Fund at March 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 16, 2000 to March 31, 2001, in conformity with accounting principles generally accepted in the United States.


New York, New York
May 3, 2001



                                                             The Fund

For More Information

  Dreyfus Institutional Preferred
  Plus Money Market Fund
  200 Park Avenue
  New York, NY 10166

Manager

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  The Bank of New York
  100 Church Street
  New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  286AR0301